Exhibit 99.1

                  LifePoint Hospitals Reports Third
               Quarter 2007 Earnings Per Share of $0.55


    BRENTWOOD, Tenn.--(BUSINESS WIRE)--October 25, 2007--LifePoint Hospitals, Inc. (NASDAQ: LPNT) today announced results for the third quarter and nine months ended September 30, 2007.

    For the third quarter ended September 30, 2007, revenues from continuing operations were $656.2 million, up 4.6% from $627.3 million for the same period a year ago. Income from continuing operations for the quarter decreased 6.9% to $31.6 million, or $0.55 per diluted share, compared with income from continuing operations for the third quarter of 2006 of $34.0 million, or $0.60 per diluted share. Net income for the quarter decreased 19.1% to $28.2 million, or $0.49 per diluted share, compared with net income of $34.9 million, or $0.62 per diluted share, for the same period a year ago.

    For the nine months ended September 30, 2007, revenues from continuing operations were $2.0 billion, up 11.5% from $1.8 billion for the same nine-month period in 2006. Income from continuing operations for the nine months ended September 30, 2007, decreased 10.8% to $94.9 million, or $1.66 per diluted share, compared with income from continuing operations for the nine months ended September 30, 2006, of $106.4 million, or $1.89 per diluted share. Net income for the nine months ended September 30, 2007, decreased 33.8% to $71.4 million, or $1.25 per diluted share, compared with net income for the same nine-month period in 2006 of $107.8 million, or $1.92 per diluted share.

    In commenting on the results, William F. Carpenter III, president and chief executive officer of LifePoint Hospitals, said, "We are making progress in addressing industry challenges by implementing our strategic plan. Our intense, company-wide focus on growing market share and managing costs is bearing fruit. In addition, the contribution of physicians on staff and continuing recruitment efforts are adding value in our hospital communities. We are succeeding because of energized employees who understand their mission, have years of operating experience and a track record for improving shareholder value. We remain excited about the remainder of the year and look forward to 2008 with confidence in our strategy and the people who will execute it."

    A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals' third quarter conference call will be available on line at www.lifepointhospitals.com and www.earnings.com on Friday, October 26, 2007, beginning at 10:00 a.m. Eastern Time.

    LifePoint Hospitals, Inc. is a leading hospital company focused on providing healthcare services in non-urban communities in 18 states. Of the Company's 49 hospitals, 46 are in communities where LifePoint Hospitals is the sole community hospital provider. LifePoint Hospitals' non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering compassionate, high quality patient care; supporting physicians; creating an outstanding environment for employees; providing unmatched community value; and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with approximately 21,000 employees. More information about LifePoint Hospitals can be found on its website, www.lifepointhospitals.com.

    Important Legal Information

    Certain statements contained in this release are based on current management expectations and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to qualify for the safe harbor protections from liability provided by the Private Securities Litigation Reform Act of 1995. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint's future results are beyond LifePoint's ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint, are not guarantees of performance and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risks and uncertainties, including, without limitation: (i) effective efforts by government and commercial third-party payors to reduce healthcare spending, including changes in the manner in which payments are made to hospitals or insured persons; (ii) an increase in "high deductible" health insurance plans, and increased co-pays and deductibles; (iii) continuing increases in "bad debt" or the cost of providing care to uninsured or under-insured persons who are not able to pay all or any part of such costs; (iv) the rising number of uninsured or under-insured individuals in the United States; (v) a reduction in funding for state Medicaid programs, the implementation of cost limits placed on hospitals by Federal legislation, and a reduction of Medicaid payments resulting from a successful challenge to one or more state Medicaid programs; (vi) amounts collected from uninsured accounts receivable and the adequacy of our reserves for bad debt; (vii) lower rates of hospital admissions and adjusted admissions; (viii) periodic changes or reductions in Medicare and Medicaid reimbursement payments including the implementation of MS-DRGs and proposed changes to the Medicare outpatient prospective payment system; (ix) the increasing relationship of clinical quality to reimbursement rates; (x) rising operating costs including the increasing cost of hospital supplies and medical technology; (xi) the availability, cost and terms of contractual labor and healthcare service providers including nurses and certain physicians such as anesthesiologists, radiologists and emergency room physicians; (xii) the ability to recruit and retain independent and employed physicians, other healthcare service providers and effective management personnel;
(xiii) adverse changes in or requirements of state and federal laws, regulations, policies and procedures applicable to the Company; (xiv) increased scrutiny from accreditation agencies such as The Joint Commission; (xv) whether capital expenditures and other aspects of our business plan intended, at least in part, to allow our hospitals to provide a larger portion of the healthcare services sought by residents in our markets will be effective; (xvi) whether we are able to execute successfully strategies to significantly grow patient volumes and revenues; (xvii) changes in the Company's operating or expansion strategies and, if made, our ability to successfully execute such changed strategies; (xviii) the highly competitive nature of the healthcare business, including competition from outpatient facilities, physicians on the medical staffs of our hospitals, physician offices and facilities in larger towns and cities; (xix) the ability to make acquisitions or divestitures, and to enter into joint ventures, on favorable terms and conditions, and to successfully integrate and operate acquired facilities; (xx) the increasing pressure to allow physicians to own a portion of our hospitals, and our ability to effectively manage hospitals with physician partners; (xxi) the geographic concentration of LifePoint's operations and changes in general economic conditions in the Company's markets; (xxii) the ability to successfully operate and integrate newly-acquired and de novo facilities; (xxiii) the availability and terms of capital and liquidity to fund LifePoint's business strategies; (xxiv) the Company's substantial indebtedness and changes in interest rates, our credit ratings, the amount or terms of our indebtedness and our liquidity; (xxv) changes in, or interpretations of, generally accepted accounting principles or practices; (xxvi) volatility in the market value of LifePoint's common stock; (xxvii) the ability to manage successfully risks, including those that could result in losses to us because we are significantly self-insured; (xxviii) the availability, cost and terms of insurance coverage; (xxix) malpractice litigation and costs, and the risks associated with credentialing decisions and governmental investigations; (xxx) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers, including whistleblowers investigations; (xxxi) our reliance on information technology systems maintained by HCA -IT and the cost and other difficulties associated with converting facilities from one information system to another; (xxxii) the ability to successfully negotiate and implement our future agreements for information technology and systems; (xxxiii) the costs of complying with the Americans with Disabilities Act and related litigation; and (xxxiv) those other risks and uncertainties described from time to time in LifePoint's filings with the Securities and Exchange Commission. Therefore, LifePoint's future results may differ materially from those described in this release. LifePoint undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

    All references to "LifePoint," "LifePoint Hospitals" and the "Company" as used throughout this release refer to LifePoint
Hospitals, Inc. and its subsidiaries.



                      LIFEPOINT HOSPITALS, INC.
      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            Dollars in millions, except per share amounts


                                     Three Months Ended September 30,
                                     --------------------------------
                                            2007            2006
                                     ------------------ -------------
                                       Amount    Ratio  Amount Ratio
                                     ----------- ------ ------ ------
Revenues                                 $656.2  100.0% $627.3 100.0%

Salaries and benefits                     260.1   39.6   247.7  39.5
Supplies                                   88.8   13.5    88.1  14.0
Other operating expenses                  119.8   18.3   108.2  17.3
Provision for doubtful accounts            78.7   12.0    67.8  10.8
Depreciation and amortization              32.4    5.0    29.6   4.7
Interest expense, net                      21.9    3.3    28.0   4.5
                                     ----------- ------ ------ ------
                                          601.7   91.7   569.4  90.8
                                     ----------- ------ ------ ------

Income from continuing operations
 before minority interests and
 income taxes                              54.5    8.3    57.9   9.2
Minority interests in earnings of
 consolidated entities                      0.5    0.1     0.4   0.1
                                     ----------- ------ ------ ------
Income from continuing operations
 before income taxes                       54.0    8.2    57.5   9.3
Provision for income taxes                 22.4    3.4    23.5   3.8
                                     ----------- ------ ------ ------
Income from continuing operations          31.6    4.8    34.0   5.5
                                     ----------- ------ ------ ------

Discontinued operations, net of
 income taxes:
      Income (loss) from
       discontinued operations             (3.3)  (0.5)    0.3     -
      Impairment adjustment (charge)        0.3      -       -     -
      Net gain (loss) on sale of
       hospitals                           (0.4)     -     0.6   0.1
                                     ----------- ------ ------ ------
      Income (loss) from
       discontinued operations             (3.4)  (0.5)    0.9   0.1
                                     ----------- ------ ------ ------

Cumulative effect of change in
 accounting principle, net of income
 taxes                                        -      -       -     -
                                     ----------- ------ ------ ------
Net income                               $ 28.2    4.3% $ 34.9   5.6%
                                     =========== ====== ====== ======

Basic earnings (loss) per share:
   Continuing operations                 $ 0.56         $ 0.61
   Discontinued operations                (0.06)          0.02
   Cumulative effect of change in
    accounting principle                      -              -
                                     -----------        ------
   Net income                            $ 0.50         $ 0.63
                                     ===========        ======

Diluted earnings (loss) per share:
   Continuing operations                 $ 0.55         $ 0.60
   Discontinued operations                (0.06)          0.02
   Cumulative effect of change in
    accounting principle                      -              -
                                     -----------        ------
   Net income                            $ 0.49         $ 0.62
                                     ===========        ======


                                      Nine Months Ended September 30,
                                     ---------------------------------
                                           2007             2006
                                     ---------------- ----------------
                                      Amount   Ratio   Amount   Ratio
                                     --------- ------ --------- ------
Revenues                             $1,971.7  100.0% $1,768.1  100.0%

Salaries and benefits                   774.1   39.3     699.8   39.6
Supplies                                270.9   13.7     246.7   14.0
Other operating expenses                357.1   18.1     300.7   16.9
Provision for doubtful accounts         233.1   11.8     190.5   10.8
Depreciation and amortization            99.3    5.1      76.2    4.3
Interest expense, net                    73.7    3.7      75.1    4.3
                                     --------- ------ --------- ------
                                      1,808.2   91.7   1,589.0   89.9
                                     --------- ------ --------- ------

Income from continuing operations
 before minority interests and income
 taxes                                  163.5    8.3     179.1   10.1
Minority interests in earnings of
 consolidated entities                    1.6    0.1       1.1      -
                                     --------- ------ --------- ------
Income from continuing operations
 before income taxes                    161.9    8.2     178.0   10.1
Provision for income taxes               67.0    3.4      71.6    4.1
                                     --------- ------ --------- ------
Income from continuing operations        94.9    4.8     106.4    6.0
                                     --------- ------ --------- ------

Discontinued operations, net of
 income taxes:
      Income (loss) from discontinued
       operations                        (6.8)  (0.3)     (3.4)  (0.2)
      Impairment adjustment (charge)    (16.1)  (0.9)        -      -
      Net gain (loss) on sale of
       hospitals                         (0.6)     -       4.1    0.3
                                     --------- ------ --------- ------
      Income (loss) from discontinued
       operations                       (23.5)  (1.2)      0.7    0.1
                                     --------- ------ --------- ------

Cumulative effect of change in
 accounting principle, net of income
 taxes                                      -      -       0.7      -
                                     --------- ------ --------- ------
Net income                           $   71.4    3.6% $  107.8    6.1%
                                     ========= ====== ========= ======

Basic earnings (loss) per share:
   Continuing operations             $   1.69         $   1.91
   Discontinued operations              (0.42)            0.02
   Cumulative effect of change in
    accounting principle                    -             0.01
                                     ---------        ---------
   Net income                        $   1.27         $   1.94
                                     =========        =========

Diluted earnings (loss) per share:
   Continuing operations             $   1.66         $   1.89
   Discontinued operations              (0.41)            0.02
   Cumulative effect of change in
    accounting principle                    -             0.01
                                     ---------        ---------
   Net income                        $   1.25         $   1.92
                                     =========        =========




                      LIFEPOINT HOSPITALS, INC.
           UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATION
       Dollars and shares in millions, except per share amounts

                                  Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                      2007     2006    2007     2006
                                  ------------ ----- --------- -------
Income from continuing operations      $ 31.6  $34.0   $ 94.9  $106.4
Income (loss) from discontinued
 operations                              (3.4)   0.9    (23.5)    0.7
Cumulative effect of change in
 accounting principle                       -      -        -     0.7
                                  ------------ ----- --------- -------
                                       $ 28.2  $34.9   $ 71.4  $107.8
                                  ============ ===== ========= =======

Basic weighted average number of
 shares                                  56.4   55.7     56.1    55.6
Other share equivalents                   0.9    0.7      1.0     0.6
                                  ------------ ----- --------- -------
Diluted weighted average number
 of shares and equivalents               57.3   56.4     57.1    56.2
                                  ============ ===== ========= =======

Basic earnings (loss) per share:
   Continuing operations               $ 0.56  $0.61   $ 1.69  $ 1.91
   Discontinued operations:
      Income (loss) from
       discontinued operations          (0.06)  0.01    (0.12)  (0.06)
      Impairment of assets                  -      -    (0.29)      -
      Net gain (loss) on sale of
       hospitals                            -   0.01    (0.01)   0.08
                                  ------------ ----- --------- -------
      Income (loss) from
       discontinued operations          (0.06)  0.02    (0.42)   0.02
   Cumulative effect of change in
    accounting principle                    -      -        -    0.01
                                  ------------ ----- --------- -------

   Net income                          $ 0.50  $0.63   $ 1.27  $ 1.94
                                  ============ ===== ========= =======

Diluted earnings (loss) per
 share:
   Continuing operations               $ 0.55  $0.60   $ 1.66  $ 1.89
   Discontinued operations:
      Income (loss) from
       discontinued operations          (0.06)  0.01    (0.12)  (0.06)
      Impairment of assets                  -      -    (0.28)      -
      Net gain (loss) on sale of
       hospitals                            -   0.01    (0.01)   0.08
                                  ------------ ----- --------- -------
      Income (loss) from
       discontinued operations          (0.06)  0.02    (0.41)   0.02
   Cumulative effect of change in
    accounting principle                    -      -        -    0.01
                                  ------------ ----- --------- -------

   Net income                          $ 0.49  $0.62   $ 1.25  $ 1.92
                                  ============ ===== ========= =======




                      LIFEPOINT HOSPITALS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             In millions

                                                   Sept. 30, Dec. 31,
                                                     2007     2006 (1)
                                                   --------- ---------
                      ASSETS
Current assets:
  Cash and cash equivalents                        $   48.5  $    12.2
  Accounts receivable, less allowances for
   doubtful accounts of $439.4 and $326.2 at
   September 30, 2007 and December 31, 2006,
   respectively                                       308.5      321.6
  Inventories                                          68.3       65.9
  Assets held for sale                                    -      155.1
  Prepaid expenses                                     15.3       12.6
  Income taxes receivable                                 -       11.2
  Deferred tax assets                                 150.7       49.2
  Other current assets                                 24.7       20.6
                                                   --------- ---------
                                                      616.0      648.4
Property and equipment:
  Land                                                 71.8       76.8
  Buildings and improvements                        1,201.8    1,061.5
  Equipment                                           648.4      597.7
  Construction in progress                             36.3       72.0
                                                   --------- ---------
                                                    1,958.3    1,808.0
  Accumulated depreciation                           (556.6)   (468.6)
                                                   --------- ---------
                                                    1,401.7    1,339.4

Deferred loan costs, net                               40.4       31.1
Intangible assets, net                                 51.4       33.7
Other                                                   4.5        4.5
Goodwill                                            1,512.2    1,581.3
                                                   --------- ---------
                                                   $3,626.2  $ 3,638.4
                                                   ========= =========

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                 $   79.3  $   108.4
  Accrued salaries                                     66.5       68.3
  Accrued interest                                     13.2       11.3
  Income taxes payable                                 14.3          -
  Other current liabilities                            86.6      115.8
  Current maturities of long-term debt                  0.5        0.5
                                                   --------- ---------
                                                      260.4      304.3

Long-term debt                                      1,517.0    1,668.4
Deferred income taxes                                 116.8      120.5
Professional and general liability claims and
 other liabilities                                    105.9       82.3
Long-term income tax liability                         56.0          -

Minority interests in equity of consolidated
 entities                                              15.7       12.9

Stockholders' equity:
  Preferred stock                                         -          -
  Common stock                                          0.6        0.6
  Capital in excess of par value                    1,077.1    1,044.4
  Unearned ESOP compensation                           (3.8)     (6.4)
  Accumulated other comprehensive loss                (11.7)     (9.6)
  Retained earnings                                   492.2      421.0
                                                   --------- ---------
                                                    1,554.4    1,450.0
                                                   --------- ---------
                                                   $3,626.2  $ 3,638.4
                                                   ========= =========

(1) Derived from audited financial statements.




                      LIFEPOINT HOSPITALS, INC.
      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             In millions

                                  Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                     2007     2006     2007     2006
                                  ---------- ------- -------- --------
Cash flows from operating
 activities:
   Net income                        $ 28.2  $ 34.9  $  71.4  $ 107.8
   Adjustments to reconcile net
    income to net cash provided
    by operating activities:
         Loss (income) from
          discontinued operations       3.4    (0.9)    23.5     (0.7)
         Cumulative effect of
          change in accounting
          principle, net of
          income taxes                    -       -        -     (0.7)
         Stock-based compensation       5.3     3.7     12.5      9.5
         ESOP expense (non-cash
          portion)                      2.5     1.9      7.2      6.9
         Depreciation and
          amortization                 32.4    29.6     99.3     76.2
         Amortization of deferred
          loan costs                    1.9     1.3      4.9      4.0
         Minority interests in
          earnings of
          consolidated entities         0.5     0.4      1.6      1.1
         Deferred income taxes
          (benefit)                   (17.7)   (5.2)   (52.7)    (5.4)
         Reserve for professional
          and general liability
          claims, net                  (0.1)    3.2      4.0      7.3
         Increase (decrease) in
          cash from operating
          assets and liabilities,
          net of effects from
          acquisitions and
          divestitures:
               Accounts
                receivable            (14.2)  (58.1)   (14.7)   (61.9)
               Inventories and
                other current
                assets                 (5.5)   (9.7)   (12.7)   (15.7)
               Accounts payable
                and accrued
                expenses              (15.3)   36.6    (28.1)    30.9
               Income taxes
                payable                 0.5    21.3     39.2     13.6
         Other                          1.4     2.2      3.2      2.6
                                  ---------- ------- -------- --------
               Net cash provided
                by operating
                activities -
                continuing
                operations             23.3    61.2    158.6    175.5
               Net cash provided
                by (used in)
                operating
                activities -
                discontinued
                operations              9.4   (11.8)    17.0    (12.6)
                                  ---------- ------- -------- --------
               Net cash provided
                by operating
                activities             32.7    49.4    175.6    162.9
                                  ---------- ------- -------- --------

Cash flows from investing
 activities:
   Purchase of property and
    equipment                         (38.5)  (39.5)  (111.1)  (134.5)
   Acquisitions, net of cash
    acquired                              -   (20.4)       -   (281.0)
   Other                               (0.6)   (0.1)     1.2     (0.7)
                                  ---------- ------- -------- --------
            Net cash used in
             investing activities
             - continuing
             operations               (39.1)  (60.0)  (109.9)  (416.2)
            Net cash provided by
             investing activities
             - discontinued
             operations                34.7     1.0    107.5     28.6
                                  ---------- ------- -------- --------
            Net cash used in
             investing activities      (4.4)  (59.0)    (2.4)  (387.6)
                                  ---------- ------- -------- --------

Cash flows from financing
 activities:
   Proceeds from borrowings               -       -    615.0    260.0
   Payments of borrowings              (8.4)      -   (765.9)   (20.0)
   Proceeds from exercise of
    stock options                       0.4       -     12.5      0.3
   Proceeds received for
    completion of new hospital         14.7       -     14.7        -
   Payment of debt issue costs         (0.9)   (0.6)   (14.2)    (1.0)
   Other                                1.0     1.1      1.0      2.2
                                  ---------- ------- -------- --------
            Net cash provided by
             (used in) financing
             activities                 6.8     0.5   (136.9)   241.5
                                  ---------- ------- -------- --------

Change in cash and cash
 equivalents                           35.1    (9.1)    36.3     16.8
Cash and cash equivalents at
 beginning of period                   13.4    56.3     12.2     30.4
                                  ---------- ------- -------- --------
Cash and cash equivalents at end
 of period                           $ 48.5  $ 47.2  $  48.5  $  47.2
                                  ========== ======= ======== ========

Supplemental disclosure of cash
 flow information:
   Interest payments                 $ 41.9  $ 19.0  $  72.1  $  64.0
                                  ========== ======= ======== ========
   Capitalized interest              $  0.2  $  0.5  $   1.6  $   0.8
                                  ========== ======= ======== ========
   Income taxes paid, net            $ 39.8  $  7.1  $  80.3  $  63.3
                                  ========== ======= ======== ========




                      LIFEPOINT HOSPITALS, INC.
                         UNAUDITED STATISTICS

                        Three Months Ended       Nine Months Ended
                          September 30,            September 30,
                     ------------------------ ------------------------
                                         %                        %
                       2007     2006   Change   2007     2006   Change
                     -------- -------- ------ -------- -------- ------
Continuing
 Operations: (1)
Number of hospitals
 at end of period          48       49 (2.0)%       48       49 (2.0)%
Admissions             48,367   48,490 (0.3)   148,765  139,503  6.6
Equivalent
 admissions (2)        97,073   95,283  1.9    292,621  271,333  7.8
Licensed beds at end
 of period              5,666    5,639  0.5      5,666    5,639  0.5
Weighted average
 licensed beds          5,666    5,689 (0.4)     5,666    5,345  6.0
Revenues ($ in
 millions)           $  656.2 $  627.3  4.6   $1,971.7 $1,768.1 11.5
Revenues per
 equivalent
 admission           $  6,757 $  6,577  2.7   $  6,732 $  6,516  3.3
Outpatient factor
 (2)                     2.01     1.97  2.0       1.97     1.95  1.0
Emergency room
 visits               227,315  219,390  3.6    671,235  619,105  8.4
Inpatient surgeries    14,332   14,810 (3.2)    43,762   41,643  5.1
Outpatient surgeries   36,418   36,359  0.2    110,872  104,649  5.9
Average daily census    2,204    2,215 (0.5)     2,313    2,175  6.3
Average length of
 stay                     4.2      4.2    -        4.2      4.3 (2.3)
Medicare case mix
 index                   1.24     1.22  1.6       1.24     1.23  0.8

Same-Hospital: (3)
Number of hospitals
 at end of period          48       49 (2.0)
Admissions             48,367   48,490 (0.3)
Equivalent
 admissions (2)        97,073   95,283  1.9
Licensed beds at end
 of period              5,666    5,639  0.5
Weighted average
 licensed beds          5,666    5,689 (0.4)
Revenues ($ in
 millions)           $  655.9 $  626.7  4.7
Revenues per
 equivalent
 admission           $  6,757 $  6,577  2.7
Outpatient factor
 (2)                     2.01     1.97  2.0
Emergency room
 visits               227,315  219,390  3.6
Inpatient surgeries    14,332   14,810 (3.2)
Outpatient surgeries   36,418   36,359  0.2
Average daily census    2,204    2,215 (0.5)
Average length of
 stay                     4.2      4.2    -
Medicare case mix
 index                   1.24     1.22  1.6

(1) Continuing operations excludes the operations of hospitals that the Company classifies as discontinued operations.


(2) Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue). The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.


(3) Same-hospital information includes 48 and 49 hospitals operated during the three months ended September 30, 2007 and 2006, respectively. Same-hospital information for the three months ended September 30, 2006, includes the operations of Guyan Valley Hospital, which LifePoint voluntarily closed and ceased operations effective December 29, 2006. Discontinued operations are excluded from same-hospital information.




                      LIFEPOINT HOSPITALS, INC.
                  UNAUDITED SUPPLEMENTAL INFORMATION
                         Dollars in millions

Adjusted EBITDA is defined as earnings before depreciation and amortization, interest expense, minority interests in earnings of consolidated entities, income taxes, discontinued operations and cumulative effect of change in accounting principle. LifePoint's management and Board of Directors use adjusted EBITDA to evaluate the Company's operating performance and as a measure of performance for incentive compensation purposes. LifePoint's credit facilities use adjusted EBITDA for certain financial covenants. The Company believes adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.




               Three Months Ended             Nine Months Ended
                  September 30,                 September 30,
           --------------------------- -------------------------------
               2007          2006           2007            2006
           ------------- ------------- --------------- ---------------
           Amount Ratio  Amount Ratio   Amount  Ratio   Amount  Ratio
           ------ ------ ------ ------ -------- ------ -------- ------
Revenues   $656.2 100.0% $627.3 100.0% $1,971.7 100.0% $1,768.1 100.0%

Salaries
 and
 benefits   260.1  39.6   247.7  39.5     774.1  39.3     699.8  39.6
Supplies     88.8  13.5    88.1  14.0     270.9  13.7     246.7  14.0
Other
 operating
 expenses   119.8  18.3   108.2  17.3     357.1  18.1     300.7  16.9
Provision
 for
 doubtful
 accounts    78.7  12.0    67.8  10.8     233.1  11.8     190.5  10.8
           ------ ------ ------ ------ -------- ------ -------- ------
            547.4  83.4   511.8  81.6   1,635.2  82.9   1,437.7  81.3
           ------ ------ ------ ------ -------- ------ -------- ------
Adjusted
 EBITDA    $108.8  16.6% $115.5  18.4% $  336.5  17.1% $  330.4  18.7%
           ====== ====== ====== ====== ======== ====== ======== ======




The following table reconciles adjusted EBITDA as presented above to net income as reflected in the unaudited condensed consolidated statements of operations:

                                  Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                     2007     2006     2007     2006
                                  ---------- ------- --------- -------
Adjusted EBITDA                       $108.8 $115.5     $336.5 $330.4

Less:
   Depreciation and amortization        32.4   29.6       99.3   76.2
   Interest expense, net                21.9   28.0       73.7   75.1
   Minority interests in earnings
    of consolidated entities             0.5    0.4        1.6    1.1
   Provision for income taxes           22.4   23.5       67.0   71.6
   (Income) loss from
    discontinued operations              3.4   (0.9)      23.5   (0.7)
   Cumulative effect of change in
    accounting principle                   -      -          -   (0.7)
                                  ---------- ------- --------- -------
Net income                            $ 28.2 $ 34.9     $ 71.4 $107.8
                                  ========== ======= ========= =======



    CONTACT: LifePoint Hospitals, Inc.
             David M. Dill, Chief Financial Officer, 615-372-8512